                        OAK HILL SPORTSWEAR CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION



The following unaudited pro forma financial statements give effect to the acquisition by Oak Hill Sportswear Corporation ("Oak Hill") of Watkins Contracting, Inc. ("WCI") in a transaction to be accounted for as a purchase. The unaudited pro forma balance sheet is based on the individual consolidated balance sheets of Oak Hill and WCI as of September 30, 1997 and has been prepared to give effect to the acquisition as if it occurred on September 30, 1997. The unaudited pro forma consolidated statements of operations are based on the individual consolidated statements of operations of Oak Hill and WCI for the nine months ended September 30, 1997 and the year ended December 31, 1996. The results of Oak Hill and WCI have been combined to give effect to the acquisition as if it occurred at the beginning of each period presented.

The unaudited pro forma consolidated information is based upon preliminary fair value allocations relative to the purchase of WCI. The final allocation of the purchase may vary as additional information is obtained and, accordingly, the ultimate allocations may differ from the allocations used in the unaudited pro forma consolidated financial statements.

The unaudited pro forma consolidated financial information presented is not necessarily indicative of the operating results that would have been reported had the acquisition actually occurred on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements and the related notes thereto of WCI appearing in Oak Hill's previously filed report on Form 8-K and the historical financial statements, related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" of Oak Hill for the year ended December 31, 1996 and the nine months ended September 30, 1997, previously filed with the Securities and Exchange Commission.

                        OAK HILL SPORTSWEAR CORPORATION
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1997
                            (DOLLARS IN THOUSANDS)



                                                                                    Pro Forma Adjustments           Pro Forma
                                              Oak Hill             WCI             Debit              Credit      Consolidated
                                            ------------        --------          --------         ------------ ------------------
                         Assets
Current Assets:
  Cash and cash equivalents                      $4,500              $4                        (a)      $3,950               $554
  Accounts receivable - net                           8           1,990                                                     1,998
  Costs & estimated earnings in excess
    of billings on contracts in progress                            536       (b)     145                                     681
  Due from related parties                                           67                                                        67
  Assets held for sale                              834             570                                                     1,404
  Other current assets                              106              43                                                       149
                                                -------         -------           -------              -------            -------
     Total current assets                         5,448           3,210               145                3,950              4,853

  Property and equipment, net                                       465                                                       465

  Goodwill                                                                    (c)   3,155                                   3,155
  Other assets                                                       62                                                        62
                                                -------         -------           -------              -------            -------
                                                 $5,448          $3,737            $3,300               $3,950             $8,535
                                                =======         =======           =======              =======            =======


                Liabilities & Stockholders' Equity
Current Liabilities:
  Current portion of long-term debt                $500             $79                                                      $579
  Accounts payable                                   27           1,069                                                     1,096
  Accrued expenses                                  390             252                                                       642
  Billings in excess of costs and estimated
    earnings on contracts in progress                               215                                                       215
  Income taxes payable                              148             383                                                       531
  Deferred income taxes                                              38       (d)      38
  Debt on asset held for sale                                       421                                                       421
                                                -------         -------           -------              -------            -------
     Total current liabilities                    1,065           2,457                38                                   3,484
                                                -------         -------           -------              -------            -------
  Deferred income, non-competition
    agreement                                                        65                                                        65
  Long-term debt, net of current portion                             53                                                        53

  Stockholders' equity
    Preferred stock, $1.00 par value, authorized
      1,000,000 shares; -0- shares issued
    Common stock, $.02 par value, authorized
      12,000,000 shares; 4,869,828 shares
      issued (5,269,828 pro forma)                   97               1       (e)       1      (f)           8                105
    Capital in excess of par                     27,363                                        (f)         542             27,905
    Retained earnings                            (6,069)          1,161       (e)   1,161                                  (6,069)
    Common stock held in treasury, at
      cost (2,812,252 shares)                   (17,008)                                                                  (17,008)
                                                -------         -------           -------              -------            -------
      Total stockholders' equity                  4,383           1,162             1,162                  550              4,933
                                                -------         -------           -------              -------            -------
                                                 $5,448          $3,737            $1,200                 $550             $8,535
                                                =======         =======           =======              =======            =======

                        OAK HILL SPORTSWEAR CORPORATION
            NOTES TO UNAUDITED CONSOLIDATED PRO FORMA BALANCE SHEET

(a) Consists of $3,600 portion of the total purchase price of $4,150 paid to the sellers and $350 of transaction related expenses.
(b) Portion of purchase price allocated to contracts in progress.
(c) Goodwill equal to (i) purchase price of $4,150 ($3,600 cash plus 400,000 shares valued at $550), plus (ii) estimated transaction expenses of $350, less
(iii) $1,162, the net book value of the assets acquired, less (iv) $145, the amount of the purchase price allocated to contracts in progress, less (v) $38, the reduction of deferred tax liability.
(d) Deferred tax liability is reduced to zero in purchase accounting, due to the anticipated utilization of Oak Hill's net operating loss carryforwards.
(e) Eliminate WCI's historical equity.
(f) Represents issuance of 400,000 shares of common stock valued at $550 on the date of acquisition to the former owners of WCI as part of the purchase price in acquiring WCI.

                        OAK HILL SPORTSWEAR CORPORATION
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                            (DOLLARS IN THOUSANDS)




                                                                 For the Nine Months Ended September 30, 1997
                                                           ---------------------------------------------------
                                                                                     Pro Forma Adjustments            Pro Forma
                                             Oak Hill             WCI                Debit           Credit          Consolidated
                                           ------------        ----------         ----------       ----------      --------------
  Revenues                                        $199            $7,736      (a)    $138                               $7,797

  Cost of construction                                             4,425      (b)     145                                4,570
                                           ------------        ----------         --------         --------       -------------
  Gross profit                                     199             3,311              283                                3,227

  General & administrative expenses                540             2,634      (c)     158      (d)   1,069               2,263
                                           ------------        ----------         --------         --------       -------------
  (Loss) income from operations                   (341)              677              441            1,069                 964

  Other income (expense)                                              38                                                    38
                                           ------------        ----------         --------         --------       -------------
  (Loss) income before income taxes               (341)              715              441            1,069               1,002

  Provision for income taxes                        12               283                       (e)     174                 121
                                           ------------        ----------         --------         --------       -------------
  Net (loss) income                              ($353)             $432             $441           $1,243                $881
                                           ------------        ----------         --------         --------       -------------

  Per share data:
    Primary and fully diluted                   ($0.17)                                                                    $0.36
                                           ============                                                            ==============

  Weighted average number of
    shares outstanding                           2,058                                                        (f)          2,458
                                           ============                                                            ==============





                                                                   For the Year Ended December 31, 1996
                                                       ------------------------------------------------------
                                                                                     Pro Forma Adjustments             Pro Forma
                                              Oak Hill            WCI               Debit             Credit          Consolidated
                                           ------------        ----------         -------           ---------         -------------
  Revenues                                        $322            $6,772      (a)    $175                                 $6,919

  Cost of construction                                             3,936      (b)     145                                  4,081
                                           ------------        ----------         -------           -------           -----------
  Gross profit                                     322             2,836              320                                  2,838

  General & administrative expenses                531             2,685      (c)     210  (d)       1,151                 2,275
                                           ------------        ----------         -------          -------           -----------
  (Loss) income from operations                   (209)              151              530            1,151                   563

  Other income (expense)                                              47                                                      47
                                           ------------        ----------         -------          -------           -----------
  (Loss) income before income taxes               (209)              198              530            1,151                   610

  Provision for income taxes                         9                80                   (e)           4                    85
                                           ------------        ----------         -------          -------           -----------
  Net (loss) income                              ($218)             $118             $530           $1,155                  $525
                                           ------------        ----------         -------          -------           -----------

  Per share data:
    Primary and fully diluted                   ($0.11)                                                                    $0.21
                                           ============                                                              ===========

  Weighted average number of
    shares outstanding                           2,058                                                       (f)           2,458
                                           ============                                                              ===========


                        OAK HILL SPORTSWEAR CORPORATION
      NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS


(a) Eliminates interest income relating to a reduction of $3,950 in total cash balances during each period.
(b) Amortization of portion of purchase price allocated to contracts in progress over the remaining terms of such contracts.
(c) Amortization of goodwill over an estimated 15 year term on a straight line basis.
(d) Elimination of a portion of compensation paid to the former owners of WCI in excess of the contractual rates at which they will be compensated subsequent to the acquisition. In connection with the acquisition, the two former owners of WCI entered into employment agreements with WCI providing for annual salaries of $180,000 per executive.
(e) Adjusts income taxes to be the sum of (i) Oak Hill's state and local income taxes and (ii) California income taxes at the rate of 9.3% of consolidated pre-tax income before goodwill amortization. Federal taxes have been eliminated due to the anticipated utilization of Oak Hill's net operating loss carryforwards.
(f) Reflects the issuance of 400,000 shares of common stock as a part of the purchase price in the acquisition of WCI.